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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 23, 1999
                        (Date of earliest event reported)

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)



         New York                         1-82                   13-1808503
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)


                2600 North Central Avenue, Phoenix, AZ 85004-3089
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 234-8100
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



Item 5.   Other Events.

                   The information set forth in the press release issued by Phelps Dodge Corporation on August 20, 1999 and in the Phelps Dodge Presentation on Proposed Acquisition of Asarco and Cyprus Amax, dated August 20, 1999, which was posted on Phelps Dodge Corporation's Internet site, attached hereto as Exhibits 99.1 and 99.2, respectively, are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits

          99.1  Press Release of Phelps Dodge Corporation, dated August 20, 1999

          99.2 Phelps Dodge Presentation on Proposed Acquisition of Asarco and Cyprus Amax, dated August 20, 1999, which was posted on Phelps Dodge Corporation's Internet site.



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



                                    SIGNATURE


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                      PHELPS DODGE CORPORATION
                                      (Registrant)


                                      By: /s/ S. David Colton
                                      -----------------------------------------
                                      Name:    S. David Colton
                                      Title:   Vice President & General Counsel


Date:  August 23, 1999





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



                                  EXHIBIT INDEX


Exhibit
Number                               Exhibit
-------                              -------
99.1      Press Release of Phelps Dodge Corporation, dated August 20, 1999

99.2 Phelps Dodge Presentation on Proposed Acquisition of Asarco and Cyprus Amax, dated August 20, 1999, which was posted on Phelps Dodge Corporation's Internet site.



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